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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 20, 2003


                                 LANTRONIX, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)

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Item  5.          Other  Events

     Lantronix, Inc. has entered into a Compromise Settlement and Mutual Release Agreement with each of the former shareholders of Premise Systems, Inc., in the form attached to this Current Report on Form 8-K.


Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

          The  following  exhibit  is  filed  herewith:

          99.1  Form  of  Compromise  Settlement  and  Mutual Release Agreement.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LANTRONIX,  INC.


Date:  January  31,  2003                    By:   /S/ MICHAEL S. OSWALD
                                                   ---------------------------
                                                   Michael  S.  Oswald
                                                   Secretary


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                                  EXHIBIT INDEX
                                  -------------

99.1     Form  of  Compromise  Settlement  and  Mutual  Release  Agreement.


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